Commitments and Contingencies	9 Months Ended
Sep. 30, 2019
Commitments And Contingencies
Commitments and Contingencies

18	Commitments and contingencies

Service and manufacturing
$
Less than 1 year	2,275
1 - 3 years	20
4 - 5 years	2
More than 5 years	—
Total	2,297

Contingencies

In the normal course of operations, the Company may become involved in various claims and legal proceedings related to, for example, contract terminations and employee-related and other matters.

Securities class action lawsuit

The Company and certain of its current and former officers are defendants in a class-action lawsuit pending the U.S. District Court for the District of New Jersey, brought on behalf of the shareholders of the Company. The lawsuit alleges violations of the Securities Exchange Act of 1934 in connection with allegedly false and misleading statements made by the defendants between August 30, 2011, and November 6, 2014 (the “Class Period”), regarding the safety and efficacy of Macrilen™ (macimorelin), and the prospects for the approval of our New Drug Application for the product by the FDA. The plaintiffs represent a class comprised of purchasers of our common shares during the Class Period and seek damages, costs and expenses and such other relief as determined by the Court. We consider the claims that heave been asserted in the lawsuit to be without merit, and we are vigorously defending against them. We cannot, however, predict at this time the outcome or potential losses, if any, with respect to this lawsuit.

Other lawsuits

On December 21, 2018, the Company settled a dispute with its former President and Chief Executive Officer and with its former Senior Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary with the Company agreeing to make a payment in the amount of $775.

On November 5, 2018, the Company settled a dispute with Cogas Consulting, LLC with the Company agreeing to make a payment of $625.